UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07866

Templeton Emerging Markets Income Fund

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices)    (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 12/31

Date of reporting period: 12/31/17

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report

December 31, 2017

Templeton Emerging Markets Income Fund

Annual Report December 31, 2017

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Visit franklintempleton.com/investor/

products/products/closed-end-funds for fund updates, to access your account, or to find helpful financial planning tools.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

Annual Report

Templeton Emerging Markets Income Fund

Dear Shareholder:

This annual report for Templeton Emerging Markets Income Fund covers the fiscal year ended December 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks high, current income, with a secondary goal of capital appreciation, by investing, under normal market conditions, at least 80% of its net assets in income-producing securities of sovereign or sovereign-related entities and private sector companies in emerging market countries.

Performance Overview

For the 12 months under review, the Fund delivered cumulative total returns of +8.11% based on market price and +9.91% based on net asset value. In comparison, U.S. dollar-denominated emerging market bonds, as measured by the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global, had a +9.32% cumulative total return in U.S. dollar terms for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

The year began with a rally in emerging markets (EMs), as fourth-quarter 2016 fears for potential trade shocks dissipated. Capital moved into several markets we considered undervalued at a pace not seen in a number of years. The strengthening trends in specific EMs largely continued throughout much of 2017, particularly in select areas of Latin America and Asia.

Duration exposures around the world generally performed well during the year, as rates in developed markets remained relatively low or range-bound, while a number of EM

Portfolio Breakdown*

Based on Total Net Assets as of 12/31/17

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Includes foreign treasury bills, foreign strips, money market funds and net other assets less liabilities.

local-currency markets saw declining yields and strengthening valuations.

The 10-year US Treasury note reached its highest yield of 2017 at 2.62% on March 13, two days before the US Federal Reserve (Fed) made its first rate hike of 2017. However, yields declined in the second and third quarters as policy setbacks from the Trump administration and subdued inflation figures appeared to dampen expectations for higher rates.

Those negative trends began to reverse in the fall months as Fed Chair Janet Yellen returned from Jackson Hole, Wyoming, with more hawkish-sounding comments on the need to normalize monetary policy. Additionally, a moderate pickup in inflation, exceptional strength in US labor markets, progress on tax reform and a new Fed chair nomination (Jay Powell) appeared to push rate expectations higher, in our opinion. The Fed also began unwinding its nearly $4.5 trillion balance sheet in October. Ultimately, the Fed raised rates 25 basis points three times in 2017, as it indicated it would.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 10.

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TEMPLETON EMERGING MARKETS INCOME FUND

Geographic Composition*

Based on Total Net Assets as of 12/31/17

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

On the currency front, the US dollar broadly weakened during much of the year, with notable weakness against the euro and Mexican peso during the summer months. Those trends moderately reversed in September and October, before resuming over the final two months of the year, leaving the US dollar broadly weaker in 2017.

In Europe, economic optimism surged in the summer months, driven by the cyclical upswing in eurozone growth as well as some political refortifying after Emmanuel Macron’s victory in the French election in May. The euro appreciated 13.85% against the US dollar during the year.2 However, growing populist/nationalist movements in a number of countries continued to test the political cohesion across the eurozone. Angela Merkel’s win in the German election in September came with new uncertainties around forming a coalition government.

In October, European Central Bank (ECB) President Mario Draghi announced a reduction in the ECB’s bond-buying program, as expected, to €30 billion per month, down from a €60 billion monthly pace, scheduled to begin in January 2018. Draghi also indicated that rates would not be hiked until quantitative easing (QE) ends, implying that rates would likely remain unchanged in the upcoming year.

In Japan, Prime Minister Shinzo Abe’s political mandate was reaffirmed after his political coalition maintained its supermajority in October elections. The Bank of Japan (BOJ) continued to deploy massive levels of QE throughout 2017;

2. Source: FactSet.

however, the yen appreciated 3.54% against the US dollar during the year.2

Investment Strategy

We invest selectively in bonds from emerging markets around the world to generate income for the Fund, seeking opportunities while monitoring changes in interest rates, currency exchange rates and credit risk. We seek to manage the Fund’s exposure to various currencies and may use currency forward contracts.

Manager’s Discussion

On the whole, we continued to position the Fund for rising rates by maintaining low portfolio duration and aiming at a negative correlation with US Treasury returns. We also continued to actively seek select duration exposures that we believe can offer positive real yields without taking undue interest-rate risk, favoring countries that we believe have solid underlying fundamentals and prudent fiscal, monetary and financial policies. When investing globally, investment opportunities may take time to materialize, which may require weathering periods of volatility as the longer term investing theses develop. During the period, we added to some of our strongest investment convictions as prices became cheaper during periods of heightened volatility. We also maintained exposures to a number of emerging market currencies that we believe remained fundamentally undervalued. Overall, we were positioned for depreciation of the euro and Japanese yen, rising US Treasury yields, and currency appreciation in select emerging markets. During the period, we used forward currency exchange contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

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TEMPLETON EMERGING MARKETS INCOME FUND

Top 10 Countries
12/31/17
% of Total Net Assets
Zambia	12.0%
Kenya	7.9%
Brazil	7.7%
Indonesia	7.1%
Ukraine	7.0%
Argentina	5.9%
Senegal	4.7%
South Africa	4.4%
Iraq	4.3%
Colombia	3.2%

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

What is an interest-rate swap?

An interest-rate swap is an agreement between two parties to exchange interest-rate payment obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

During the period the Fund’s positive absolute performance was largely attributable to overall credit exposures, followed by interest-rate strategies and currency positions. The Fund maintained low overall portfolio duration, while holding duration exposures in select emerging markets. Select duration exposures in Latin America (Brazil and Argentina), Asia ex-Japan (Indonesia) and Africa (Ghana) contributed to absolute performance, while negative duration exposure to US Treasuries detracted. Credit exposures in Africa, Europe and Latin America contributed to absolute results. Among currencies, the Fund’s net-negative position in the euro detracted from absolute performance, while its net-negative position in the Japanese yen had a largely neutral effect. Currency positions in Latin America also had a largely neutral effect (the Mexican peso contributed, but the Argentine peso detracted).

Currency Composition*
12/31/17
% of Total Net Assets
Americas	109.2%
US Dollar	77.0%
Mexican Peso	13.9%
Brazilian Real	7.7%
Argentine Peso	7.4%
Colombian Peso	3.2%
Asia Pacific	-4.7%
Indonesian Rupiah	7.1%
Indian Rupee	1.1%
Japanese Yen	-12.9%
Middle East & Africa	-1.2%
Ghanaian Cedi	3.1%
South African Rand	1.6%
Egyptian Pound	1.1%
Europe	-7.0%
Euro	-7.0%
Australia & New Zealand	-3.3%
Australian Dollar	-3.3%

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

Thank you for your participation in Templeton Emerging Markets Income Fund. We look forward to serving your future investment needs.

Sincerely,

Michael Hasenstab Ph.D. Portfolio Manager

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TEMPLETON EMERGING MARKETS INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2017, the end of the reporting period.

The way we implement our main investment strategies and the

resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market,

country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy.

Although historical performance is no guarantee of future results,

these insights may help you understand our investment management philosophy.

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TEMPLETON EMERGING MARKETS INCOME FUND

Performance Summary as of December 31, 2017

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/171

	Cumulative Total Return[2]		Average Annual Total Return[2]

	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]

1-Year	+9.91%	+8.11%	+9.91%	+8.11%

5-Year	+15.89%	-3.72%	+2.99%	-0.76%

10-Year	+103.61%	+109.67%	+7.37%	+7.68%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Distributions (1/1/17–12/31/17)

Net Investment Income
$0.6208

All investments involve risks, including possible loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments of countries where the Fund invests. The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to these markets’ smaller size and lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. As a nondiversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

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TEMPLETON EMERGING MARKETS INCOME FUND

Important Notice to Shareholders

Changes to Non-Fundamental Investment Policies

The Fund’s Board of Trustees (the “Board”) approved the elimination of the Fund’s non-fundamental investment policies that limited the Fund’s investment in (i) non-U.S. dollar denominated securities to 35% of its total assets and (ii) securities denominated in any one currency other than the U.S. dollar to 15% of its total assets.

The Board also approved an amendment to the Fund’s non-fundamental investment policy to invest, under normal circumstances, at least 80% of the Fund’s net assets in income-producing securities of sovereign or sovereign-related entities and private sector companies in “emerging market countries.”

Effective August 14, 2017, the Fund’s investment policy will be: “to invest, under normal circumstances, at least 80% of the Fund’s net assets in investments that provide exposure to “emerging market countries.” Such investments may include securities of sovereign or sovereign-related entities and private sector companies, foreign currencies, derivatives (such as swap agreements, futures contracts, forward currency contracts and options), and other instruments that provide exposure to ‘emerging markets countries’.”

The definition of emerging market countries for purposes of the Fund’s investment policies will include those countries considered to be developing or emerging by the International Monetary Fund, the World Bank, the United Nations, or the countries’ authorities, countries included in the JPMorgan Emerging Markets Bond Index - Global (EMBIG) or JPMorgan Government Bond Index - Emerging Markets Broad (GBI-EM Broad) fixed income indexes, or countries with a stock market capitalization of less than 3% of the MSCI World Index. Emerging market countries typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.

The Board’s recent actions are designed to provide the Fund with the flexibility to react to changes in the financial markets and the development of new investment opportunities.

The Fund’s fundamental investment policy to invest at least 65% of its total assets in high yielding debt obligations of sovereign or sovereign related entities and private sector companies in emerging market countries remains the same.

Fixed Income Total Return Swaps

The Board authorized the Fund to use fixed income total return swaps in an amount up to 25% of the Fund’s net assets as measured by notional value and consistent with the Fund’s investment goal. Generally, a total return swap is an agreement between two parties, pursuant to which one pays (and the other receives) an amount equal to the total return (including, typically, income and capital gains distributions, principal prepayment or credit losses) of an underlying reference asset (e.g., a note, bond or securities index) in exchange for a regular payment, at a floating rate based on LIBOR, or alternatively at a fixed rate or the total rate of return on another financial instrument. The Fund may take either position in a total return swap (i.e., the Fund may receive or pay the total return on the underlying reference asset). A fixed income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high yield bonds or emerging market bonds). A fixed income total return swap is similar to other swaps, such as interest rate swaps where payment streams are exchanged between a fund and the counterparty. The Fund may invest in fixed income total return swaps for hedging purposes and to broaden investment opportunities.

Share Repurchase Program

The Fund’s Board previously authorized the Fund to repurchase up to 10% of the Fund’s outstanding shares in open-market transactions, at the discretion of management. This authorization remains in effect.

In exercising its discretion consistent with its portfolio management responsibilities, the investment manager will take into account various other factors, including, but not limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be undesirable because of liquidity concerns or because the sale might subject the Fund to adverse tax consequences. Any repurchases would be made on a national securities exchange at the prevailing market price, subject to exchange requirements, Federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or borrowing of the Fund. If and when the Fund’s

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TEMPLETON EMERGING MARKETS INCOME FUND

IMPORTANT NOTICE TO SHAREHOLDERS

10% threshold is reached, no further repurchases could be completed until authorized by the Board. Until the 10% threshold is reached, Fund management will have the flexibility to commence share repurchases if and when it is determined to be appropriate in light of prevailing circumstances.

In the Notes to Financial Statements section, please see note 2 (Shares of Beneficial Interest) for additional information regarding shares repurchased.

Loans and Loan Participations

The Fund’s fundamental investment restriction regarding lending states:

The Fund may not make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

In addition to investing in loan participations and assignments of loans to sovereign entities, the Fund may invest in loans, assignments of loans and loan participations made to, or issued by, corporate borrowers. Loan participations represent fractional interests in a borrower’s indebtedness and are generally made available by banks or other institutional investors. The Fund also may invest in corporate loans by making: (i) a direct investment by purchasing an assignment of part or all of a corporate loan; or (ii) a direct investment in a corporate loan by having a direct contractual relationship with the borrower as one of the initial investors (as opposed to a participation interest where the Fund’s sole contractual relationship is with the seller of the interest).

Floating rate corporate loans generally have credit ratings below investment grade and may be subject to resale restrictions. They are often issued in connection with highly leveraged transactions, and may be subject to greater credit risks than other investments, including the possibility of default or bankruptcy. In addition, a secondary market in corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to accurately value existing and prospective investments and to realize in a timely fashion the full value on sale of a corporate loan. Floating rate loans may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics. Certain corporate loans may not be considered “securities,” and investors, such as the Fund, may not be entitled to rely on the antifraud protections of the federal securities laws.

From time to time, the investment manager may elect to receive material non-public information (MNPI) about an individual loan that is not available to other lenders of such loan who may be unwilling to enter into a non-disclosure agreement (NDA) with the borrower or company and restrict themselves from trading in the loan for a specified period of time. If the Fund elects to become restricted on any individual loan as a result of agreeing to receive MNPI about the loan and signing an NDA, the Fund might be unable to enter into a transaction in a security of that borrower, when it would otherwise be advantageous to do so.

Portfolio Management Addition

Sonal Desai, Ph.D., has joined Michael Hasenstab, Ph.D., as a secondary portfolio manager of Templeton Emerging Markets Income Fund. Dr. Desai is an employee of the Fund’s investment manager, Franklin Advisers, Inc., and portfolio manager and Director of Research for the Templeton Global Macro team. Dr. Desai is responsible for shaping the team’s research agenda of in-depth global macroeconomic analysis covering thematic topics, regional and country analysis, and interest rate, currency and sovereign credit market outlooks. Dr. Hasenstab will continue to serve as the lead portfolio manager of the Fund.

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TEMPLETON EMERGING MARKETS INCOME FUND

Financial Highlights

	Year Ended December 31,		Year Ended August 31,

	2017	2016[a]	2016	2015	2014	2013

Per share operating performance (for a share outstanding throughout the year) Net asset value, beginning of year	$12.17	$12.11	$12.00	$14.39	$14.58	$15.91

Income from investment operations: Net investment income[b]	0.85	0.25	0.77	0.93	1.02	1.07

Net realized and unrealized gains (losses)	0.35	0.21	0.16	(2.18)	0.18	(0.54)

Total from investment operations	1.20	0.46	0.93	(1.25)	1.20	0.53

Less distributions from:

Net investment income and net foreign currency gains	(0.62)	(0.13)	(0.40)	(0.79)	(1.19)	(1.44)

Net realized gains	—	(0.03)	(0.02)	(0.35)	(0.20)	(0.42)

Tax return of capital	—	(0.24)	(0.40)	—	—	—

Total distributions	(0.62)	(0.40)	(0.82)	(1.14)	(1.39)	(1.86)

Net asset value, end of year	$12.75	$12.17	$12.11	$12.00	$14.39	$14.58

Market value, end of year[c]	$11.17	$10.91	$11.03	$9.97	$13.41	$13.85

Total return (based on market value per share)[d]	8.11%	2.57%	19.78%	(17.94)%	6.83%	(8.75)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.09%	1.09%	1.12%	1.10%	1.09%	1.09%

Expenses net of waiver and payments by affiliates	1.05%[f]	1.04%[f]	1.10%	1.09%	1.08%	1.09%[f]

Net investment income	6.60%	6.22%	6.56%	7.19%	7.03%	6.79%

Supplemental data

Net assets, end of year (000’s)	$611,845	$584,135	$581,158	$576,069	$690,850	$699,414

Portfolio turnover rate	13.46%	11.74%	27.98%	23.57%	28.67%	14.53%

aFor the period September 1, 2016 to December 31, 2016.

bBased on average daily shares outstanding.

cBased on the last sale on the New York Stock Exchange.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON EMERGING MARKETS INCOME FUND

Statement of Investments, December 31, 2017

		Shares/ Warrants			Value
	Common Stocks and Other Equity Interests 0.1%
	Mexico 0.0%†
[a]	Corporacion GEO SAB de CV, B	221,287			$14,293
[a,b]	Corporacion GEO SAB de CV, wts., 12/30/27	346,196			—

					14,293

	South Africa 0.1%
[a,b,c]	Edcon Holdings Ltd., F wts., 2/20/49	4,375			—
[a,b,c]	Edcon Holdings Ltd., F1 wts., 2/20/49	78,291,411			—
[a,b,c]	Edcon Holdings Ltd., F2 wts., 2/20/49	6,340,039			—
[a,b,c]	Holdco 2, A	93,760,463			75,782
[a,b,c]	Holdco 2, B	161,018,517			130,143

					205,925

	Total Common Stocks and Other Equity Interests (Cost $9,975,256)				220,218

		Principal Amount	*
	Convertible Bonds (Cost $4,000,000) 0.5%
	Canada 0.5%
[b,c]	Platinum Group Metals Ltd., cvt., 144A, 6.875%, 7/01/22	4,000,000			3,274,479

	Foreign Government and Agency Securities 72.2%
	Argentina 5.9%
	Argentine Bonos del Tesoro,
	18.20%, 10/03/21	207,832,000		ARS	11,466,348
	16.00%, 10/17/23	96,102,000		ARS	5,141,954
	senior note, 15.50%, 10/17/26	354,647,000		ARS	19,302,403

					35,910,705

	Brazil 7.7%
	Letra Tesouro Nacional,
	Strip, 7/01/20	36,810	[d]	BRL	9,046,134
	Strip, 7/01/21	23,940	[d]	BRL	5,294,322
	Nota Do Tesouro Nacional,
	10.00%, 1/01/21	15,035	[d]	BRL	4,672,300
	10.00%, 1/01/23	411	[d]	BRL	125,567
	10.00%, 1/01/25	13,416	[d]	BRL	4,040,793
	10.00%, 1/01/27	15,337	[d]	BRL	4,573,364
	[e]Index Linked, 6.00%, 8/15/22	9,322	[d]	BRL	8,940,015
	[e]Index Linked, 6.00%, 5/15/23	10,763	[d]	BRL	10,383,246

					47,075,741

	Colombia 3.2%
	Government of Colombia,
	senior bond, 7.75%, 4/14/21	2,433,000,000		COP	862,552
	senior bond, 4.375%, 3/21/23	164,000,000		COP	52,215
	senior bond, 9.85%, 6/28/27	262,000,000		COP	110,097
	Titulos de Tesoreria,
	B, 5.00%, 11/21/18	565,000,000		COP	189,961
	B, 7.75%, 9/18/30	17,531,000,000		COP	6,415,482
	senior bond, B, 11.25%, 10/24/18	2,335,000,000		COP	823,635
	senior bond, B, 11.00%, 7/24/20	1,655,000,000		COP	629,933
	senior bond, B, 7.00%, 5/04/22	2,445,000,000		COP	862,245
	senior bond, B, 10.00%, 7/24/24	4,932,000,000		COP	1,992,737
	senior bond, B, 7.50%, 8/26/26	16,738,000,000		COP	5,991,169

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TEMPLETON EMERGING MARKETS INCOME FUND

STATEMENT OF INVESTMENTS

		Principal Amount	*		Value
	Foreign Government and Agency Securities (continued)
	Colombia (continued)
	Titulos de Tesoreria, (continued)
	senior bond, B, 6.00%, 4/28/28	3,627,000,000		COP	$ 1,168,827
	senior note, B, 7.00%, 9/11/19	1,585,000,000		COP	549,780

					19,648,633

	Croatia 1.4%
[f]	Government of Croatia, 144A, 6.75%, 11/05/19	7,920,000			8,507,070

	Dominican Republic 2.6%
[g]	Government of the Dominican Republic, senior bond, Reg S, 6.85%, 1/27/45	14,000,000			15,798,860

	El Salvador 0.5%
[f]	Government of El Salvador, 144A, 7.65%, 6/15/35	2,650,000			2,889,229

	Ethiopia 1.7%
[f]	Government of Ethiopia International Bond, 144A, 6.625%, 12/11/24	10,000,000			10,525,150

	Ghana 2.9%
	Ghana Treasury Note,
	24.25%, 6/11/18	10,040,000		GHS	2,279,374
	22.50%, 12/10/18	4,610,000		GHS	1,066,033
	17.24%, 11/11/19	50,000		GHS	11,053
	Government of Ghana,
	23.23%, 2/19/18	3,340,000		GHS	741,636
	22.49%, 4/23/18	1,730,000		GHS	387,136
	23.47%, 5/21/18	8,220,000		GHS	1,853,474
	19.04%, 9/24/18	14,300,000		GHS	3,197,927
	24.50%, 10/22/18	5,917,000		GHS	1,373,939
	24.50%, 4/22/19	5,300,000		GHS	1,267,586
	24.50%, 5/27/19	2,040,000		GHS	490,628
	21.00%, 3/23/20	481,000		GHS	114,324
	24.50%, 6/21/21	5,670,000		GHS	1,505,882
	24.75%, 7/19/21	4,740,000		GHS	1,268,992
	18.75%, 1/24/22	540,000		GHS	126,318
	19.75%, 3/25/24	360,000		GHS	88,323
	19.00%, 11/02/26	2,930,000		GHS	715,219
	senior note, 21.50%, 3/09/20	60,000		GHS	14,358
	senior note, 18.25%, 7/25/22	3,470,000		GHS	807,425
	senior note, 18.25%, 9/21/20	2,210,000		GHS	506,843

					17,816,470

	India 1.1%
	Government of India,
	senior bond, 7.80%, 5/03/20	68,300,000		INR	1,092,212
	senior bond, 8.35%, 5/14/22	20,200,000		INR	329,300
	senior note, 7.28%, 6/03/19	2,700,000		INR	42,573
	senior note, 8.12%, 12/10/20	51,300,000		INR	831,295
	senior note, 7.80%, 4/11/21	91,600,000		INR	1,469,058
	senior note, 7.16%, 5/20/23	12,700,000		INR	198,735
	senior note, 8.83%, 11/25/23	171,200,000		INR	2,865,669

					6,828,842

	Indonesia 7.1%
	Government of Indonesia,
	senior bond, FR31, 11.00%, 11/15/20	134,139,000,000		IDR	11,290,708
	senior bond, FR36, 11.50%, 9/15/19	40,000,000,000		IDR	3,232,724
	senior bond, FR39, 11.75%, 8/15/23	1,780,000,000		IDR	165,995

franklintempleton.com	Annual Report	11

TEMPLETON EMERGING MARKETS INCOME FUND

STATEMENT OF INVESTMENTS

		Principal Amount	*		Value
	Foreign Government and Agency Securities (continued)
	Indonesia (continued)
	Government of Indonesia, (continued)
	senior bond, FR40, 11.00%, 9/15/25	58,140,000,000		IDR	$5,479,753
	senior bond, FR42, 10.25%, 7/15/27	2,368,000,000		IDR	219,826
	senior bond, FR44, 10.00%, 9/15/24	1,066,000,000		IDR	93,935
	senior bond, FR46, 9.50%, 7/15/23	80,000,000,000		IDR	6,822,184
	senior bond, FR48, 9.00%, 9/15/18	2,961,000,000		IDR	225,335
	senior bond, FR53, 8.25%, 7/15/21	6,465,000,000		IDR	512,071
	senior bond, FR56, 8.375%, 9/15/26	70,379,000,000		IDR	5,872,051
	senior bond, FR61, 7.00%, 5/15/22	1,720,000,000		IDR	132,130
	senior bond, FR63, 5.625%, 5/15/23	3,071,000,000		IDR	223,494
	senior bond, FR70, 8.375%, 3/15/24	85,338,000,000		IDR	6,992,775
	senior note, FR66, 5.25%, 5/15/18	3,553,000,000		IDR	262,354
	senior note, FR69, 7.875%, 4/15/19	21,627,000,000		IDR	1,646,632

					43,171,967

	Iraq 4.3%
[f]	Government of Iraq, 144A, 5.80%, 1/15/28	27,190,000			26,307,549

	Kenya 7.9%
	Government of Kenya,
	[f] senior note, 144A, 6.875%, 6/24/24	30,813,000			32,918,606
	[g] senior note, Reg S, 5.875%, 6/24/19	7,200,000			7,458,120
	[g] senior note, Reg S, 6.875%, 6/24/24	7,700,000			8,226,180

					48,602,906

	Mexico 0.4%
	Government of Mexico,
	senior note, M, 5.00%, 12/11/19	263,200	[h]	MXN	1,276,545
	senior note, M 10, 8.50%, 12/13/18	257,100	[h]	MXN	1,317,457

					2,594,002

	Senegal 4.7%
[f]	Government of Senegal, 144A, 6.25%, 7/30/24	26,680,000			28,937,128

	Serbia 1.9%
[f]	Government of Serbia, senior note, 144A, 7.25%, 9/28/21	10,250,000			11,736,147

	South Africa 1.6%
	Government of South Africa,
	8.00%, 1/31/30	2,690,000		ZAR	199,013
	8.875%, 2/28/35	8,080,000		ZAR	616,851
	9.00%, 1/31/40	6,730,000		ZAR	507,887
	8.75%, 1/31/44	11,850,000		ZAR	865,804
	8.75%, 2/28/48	6,530,000		ZAR	478,404
	R186, 10.50%, 12/21/26	76,150,000		ZAR	6,878,913

					9,546,872

	Ukraine 7.0%
[f]	Government of Ukraine,
	144A, 7.75%, 9/01/19	5,855,000			6,162,534
	144A, 7.75%, 9/01/20	8,667,000			9,208,687
	144A, 7.75%, 9/01/21	3,506,000			3,742,830
	144A, 7.75%, 9/01/22	3,406,000			3,635,564
	144A, 7.75%, 9/01/23	2,416,000			2,573,161
	144A, 7.75%, 9/01/24	1,396,000			1,472,089
	144A, 7.75%, 9/01/25	3,176,000			3,323,065

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TEMPLETON EMERGING MARKETS INCOME FUND

STATEMENT OF INVESTMENTS

		Principal Amount	*		Value
	Foreign Government and Agency Securities (continued)
	Ukraine (continued)
[f]	Government of Ukraine, (continued)
	144A, 7.75%, 9/01/26	3,406,000			$3,528,957
	144A, 7.75%, 9/01/27	3,406,000			3,528,956
	[a,i] 144A, VRI, GDP Linked Security, 5/31/40	10,087,000			5,620,981

					42,796,824

	Zambia 10.3%
[f]	Government of Zambia, senior bond, 144A, 8.97%, 7/30/27	31,060,000			34,968,901
[f]	Government of Zambia International Bond,
	144A, 5.375%, 9/20/22	26,070,000			25,524,355
	144A, 8.50%, 4/14/24	2,470,000			2,737,575

					63,230,831

	Total Foreign Government and Agency Securities (Cost $427,201,808)				441,924,926

	Quasi-Sovereign and Corporate Bonds 12.4%
	Bermuda 0.5%
[f]	Digicel Group Ltd., senior note, 144A, 7.125%, 4/01/22	3,300,000			3,076,689

	Chile 2.1%
[f]	VTR Finance BV, senior secured note, 144A, 6.875%, 1/15/24	12,000,000			12,690,000

	Costa Rica2.5%
[b,c]	Reventazon Finance Trust, secured bond, first lien, 144A, 8.00%, 11/15/33	14,011,200			15,489,398

	Democratic Republic of the Congo 1.8%
[f]	HTA Group Ltd., senior note, 144A, 9.125%, 3/08/22	10,000,000			10,800,000

	Mauritius 1.1%
[f]	Liquid Telecommunications Financing PLC., senior secured note, 144A, 8.50%, 7/13/22	6,100,000			6,446,419

	Peru 0.0%†
[f]	Peru Enhanced Pass-Through Finance Ltd., senior secured bond, A-1, 144A, zero cpn., 5/31/18	256,267			251,743

	South Africa 2.7%
[c,j]	K2016470219 South Africa Ltd.,
	senior secured note, 144A, PIK, 3.00%, 12/31/22	7,106,278			106,594
	[b] senior secured note, 144A, PIK, 8.00%, 12/31/22	2,027,735		EUR	12,165
[c,j]	K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	21,399,252			16,477,424

					16,596,183

	Zambia 1.7%
[f]	First Quantum Minerals Ltd., senior note, 144A, 7.25%, 5/15/22	10,000,000			10,533,000

	Total Quasi-Sovereign and Corporate Bonds (Cost $89,195,359)				75,883,432

	Total Investments before Short Term Investments (Cost $530,372,423)				521,303,055

	Short Term Investments 8.0%
	Foreign Government and Agency Securities 2.6%
	Argentina 1.5%
	Letras del Banco Central de la Republica Argentina, Strip, 2/21/18 - 7/18/18	188,715,000		ARS	9,005,292

	Egypt 1.1%
[k]	Egypt Treasury Bill, 1/23/18 - 4/03/18	128,600,000		EGP	7,034,736

	Total Foreign Government and Agency Securities (Cost $16,578,947)				16,040,028

	Total Investments before Money Market Funds (Cost $546,951,370)				537,343,083

franklintempleton.com	Annual Report	13

TEMPLETON EMERGING MARKETS INCOME FUND

STATEMENT OF INVESTMENTS

		Shares	Value
	Money Market Funds (Cost $32,733,354) 5.4%
	United States 5.4%
[l,m]	Institutional Fiduciary Trust Money Market Portfolio, 0.89%	32,733,354	$32,733,354

	Total Investments (Cost $579,684,724) 93.2%		570,076,437
	Other Assets, less Liabilities 6.8%		41,768,370

	Net Assets 100.0%		$611,844,807

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 11 regarding fair value measurements.

cSee Note 9 regarding restricted securities.

dPrincipal amount is stated in 1,000 Brazilian Real Units.

eRedemption price at maturity and coupon payment is adjusted for inflation. See Note 1(g).

fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At December 31, 2017, the aggregate value of these securities was $271,646,385, representing 44.4% of net assets.

gSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At December 31, 2017, the aggregate value of these securities was $31,483,160, representing 5.1% of net assets.

hPrincipal amount is stated in 100 Mexican Peso Units.

iThe principal represents the notional amount. See Note 1(c) regarding value recovery instruments.

jIncome may be received in additional securities and/or cash.

kThe security was issued on a discount basis with no stated coupon rate.

lSee Note 3(c) regarding investments in affiliated management investment companies.

mThe rate shown is the annualized seven-day yield at period end.

At December 31, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Euro	SCNY	Sell	628,500	$740,373	1/10/18	$—	$(14,272)
Euro	DBAB	Sell	1,649,275	1,952,511	1/16/18	—	(28,537)
Euro	HSBK	Sell	826,000	983,906	1/16/18	—	(8,254)
Japanese Yen	CITI	Sell	624,500,000	5,514,154	1/16/18	—	(32,856)
Japanese Yen	HSBK	Sell	1,620,890,000	14,304,916	1/16/18	—	(92,350)
Euro	BOFA	Sell	5,038,070	6,011,929	1/17/18	—	(39,995)
Euro	GSCO	Sell	1,220,012	1,445,153	1/17/18	—	(20,373)
Euro	JPHQ	Sell	565,000	670,618	1/18/18	—	(8,124)
Euro	MSCO	Sell	453,535	535,067	1/18/18	—	(9,771)
Euro	UBSW	Sell	5,376,930	6,378,491	1/18/18	—	(80,893)
Euro	DBAB	Sell	1,347,000	1,588,894	1/22/18	—	(29,685)
Euro	JPHQ	Sell	565,000	667,361	1/22/18	—	(11,553)
Euro	UBSW	Sell	907,070	1,073,363	1/22/18	—	(16,588)
Japanese Yen	SCNY	Sell	1,770,880,000	15,971,860	1/22/18	237,591	—
Euro	DBAB	Sell	1,506,000	1,785,228	1/24/18	—	(24,637)
Japanese Yen	DBAB	Sell	626,420,000	5,638,953	1/24/18	72,652	—
Mexican Peso	HSBK	Buy	600,000,000	26,614,620	1/29/18	3,707,905	—
Euro	DBAB	Sell	4,531,031	5,339,866	1/30/18	—	(107,362)
Euro	BZWS	Sell	2,547,416	3,051,231	1/31/18	—	(11,452)
Euro	SCNY	Sell	179,416	214,088	1/31/18	—	(1,618)

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TEMPLETON EMERGING MARKETS INCOME FUND

STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Euro	CITI	Sell	358,631	$419,094	2/07/18	$—	$(12,242)
Euro	DBAB	Sell	359,450	421,571	2/15/18	—	(10,941)
Euro	GSCO	Sell	1,222,976	1,451,551	2/20/18	—	(20,410)
Euro	JPHQ	Sell	565,000	668,497	2/20/18	—	(11,531)
Euro	SCNY	Sell	413,000	490,349	2/20/18	—	(6,734)
Mexican Peso	DBAB	Buy	366,946,257	17,679,897	2/27/18	776,215	—
Euro	BOFA	Sell	1,604,997	1,920,218	2/28/18	—	(12,408)
Euro	SCNY	Sell	182,974	218,691	2/28/18	—	(1,634)
Mexican Peso	JPHQ	Buy	105,732,972	5,148,915	3/09/18	160,147	—
Australian Dollar	CITI	Sell	9,805,000	7,281,732	3/13/18	—	(366,932)
Australian Dollar	JPHQ	Sell	14,701,000	10,878,740	3/13/18	—	(589,186)
Euro	DBAB	Sell	1,649,275	1,958,860	3/13/18	—	(28,794)
Euro	JPHQ	Sell	565,000	668,398	3/15/18	—	(12,613)
Euro	GSCO	Sell	1,220,012	1,447,739	3/19/18	—	(23,166)
Euro	MSCO	Sell	453,535	536,945	3/19/18	—	(9,859)
Australian Dollar	BOFA	Sell	1,753,000	1,325,461	3/28/18	—	(41,937)
Japanese Yen	SCNY	Sell	1,873,240,000	16,792,828	4/10/18	77,545	—
Mexican Peso	GSCO	Buy	567,741,660	28,762,433	5/14/18	—	(584,368)
Japanese Yen	JPHQ	Sell	2,334,700,000	21,019,888	6/19/18	97,606	—

Total Forward Exchange Contracts						$5,129,661	$(2,271,075)

Net unrealized appreciation (depreciation)						$2,858,586

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At December 31, 2017, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts
Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Centrally Cleared Swap Contracts
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.310%	Semi-Annual	7/29/25	$75,850,000	$ (508,622)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.432%	Semi-Annual	3/03/27	18,500,000	(226,195)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.568%	Semi-Annual	3/13/27	8,500,000	(200,742)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.383%	Semi-Annual	4/03/27	8,400,000	(29,048)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.752%	Semi-Annual	7/29/45	39,530,000	(2,103,263)

Total Interest Rate Swap Contracts				$(3,067,870)

See Note 10 regarding other derivative information.

See Abbreviations on page 30.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

TEMPLETON EMERGING MARKETS INCOME FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$546,951,370
Cost - Non-controlled affiliates (Note 3c)	32,733,354

Value - Unaffiliated issuers	$537,343,083
Value - Non-controlled affiliates (Note 3c)	32,733,354
Restricted cash for OTC derivative contracts (Note 1d)	1,122,000
Cash on deposit held in escrow (Note 1e)	12,500,000
Foreign currency, at value (cost $1,907,177)	1,908,993
Receivables:
Investment securities sold	5,323,151
Interest.	10,644,821
Deposits with brokers for:
OTC derivative contracts	950,000
Centrally cleared swap contracts	9,426,908
Unrealized appreciation on OTC forward exchange contracts	5,129,661

Total assets	617,081,971

Liabilities:
Payables:
Management fees	510,240
Variation margin on centrally cleared swap contracts	263,082
Deposits from brokers for:
OTC derivative contracts	1,122,000
Unrealized depreciation on OTC forward exchange contracts	2,271,075
Deferred tax	852,232
Accrued expenses and other liabilities	218,535

Total liabilities	5,237,164

Net assets, at value	$611,844,807

Net assets consist of:
Paid-in capital	$647,927,336
Distributions in excess of net investment income	(13,739,165)
Net unrealized appreciation (depreciation)	(10,813,918)
Accumulated net realized gain (loss)	(11,529,446)

Net assets, at value	$611,844,807

Shares outstanding	47,998,418

Net asset value per share	$12.75

16	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON EMERGING MARKETS INCOME FUND

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2017

Investment income:
Dividends:
Non-controlled affiliates (Note 3c)	$ 346,207
Interest: (net of foreign taxes)~
Unaffiliated issuers	46,333,725
Other income	641,587

Total investment income	47,321,519

Expenses:
Management fees (Note 3a)	6,179,031
Transfer agent fees	103,324
Custodian fees (Note 4)	146,886
Reports to shareholders	53,428
Registration and filing fees	47,437
Professional fees	106,773
Trustees’ fees and expenses	58,870
Other	54,633

Total expenses	6,750,382
Expense reductions (Note 4)	(15,091)
Expenses waived/paid by affiliates (Note 3c)	(252,490)

Net expenses	6,482,801

Net investment income	40,838,718

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(17,755,399)
Foreign currency transactions	(421,107)
Forward exchange contracts	2,633,917
Swap contracts	(1,662,979)

Net realized gain (loss)	(17,205,568)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	37,050,161
Translation of other assets and liabilities denominated in foreign currencies	(46,617)
Forward exchange contracts	(2,430,598)
Swap contracts	(402,152)
Change in deferred taxes on unrealized appreciation	(296,918)

Net change in unrealized appreciation (depreciation)	33,873,876

Net realized and unrealized gain (loss)	16,668,308

Net increase (decrease) in net assets resulting from operations	$ 57,507,026

~Foreign taxes withheld on interest	$ 638,652

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	17

TEMPLETON EMERGING MARKETS INCOME FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended December 31,		Year Ended August 31, 2016
	2017	2016[a]
Increase (decrease) in net assets:
Operations:
Net investment income	$ 40,838,718	$ 12,089,183	$ 36,827,448
Net realized gain (loss)	(17,205,568)	(5,306,518)	(33,782,781)
Net change in unrealized appreciation (depreciation)	33,873,876	15,393,457	41,489,655

Net increase (decrease) in net assets resulting from operations	57,507,026	22,176,122	44,534,322

Distributions to shareholders from:
Net investment income and net foreign currency gains	(29,797,418)	(6,394,974)	(19,199,367)
Net realized gains	—	(1,176,608)	(1,046,366)
Tax return of capital	—	(11,627,785)	(19,199,367)

Total distributions to shareholders	(29,797,418)	(19,199,367)	(39,445,100)

Net increase (decrease) in net assets	27,709,608	2,976,755	5,089,222
Net assets:
Beginning of year	584,135,199	581,158,444	576,069,222

End of year	$611,844,807	$584,135,199	$581,158,444

Distributions in excess of net investment income included in net assets:
End of year	$ (13,739,165)	$ (9,169,625)	$ (8,380,707)

aFor the period September 1, 2016 to December 31, 2016.

18	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON EMERGING MARKETS INCOME FUND

Notes to Financial Statements

1.    Organization and Significant Accounting Policies

Templeton Emerging Markets Income Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).

Subsequent to August 31, 2016, the Fund’s fiscal year end changed to December 31.

The following summarizes the Fund’s significant accounting policies.

a.    Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Board, the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these

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TEMPLETON EMERGING MARKETS INCOME FUND

NOTES TO FINANCIAL STATEMENTS

1.    Organization and Significant Accounting

Policies (continued)

a.    Financial Instrument Valuation (continued)

valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.    Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.    Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to

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NOTES TO FINANCIAL STATEMENTS

counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 10 regarding other derivative information.

d.    Restricted Cash

At December 31, 2017, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

e.    Cash in Escrow

At December 31, 2017, the Fund has $12,500,000 deposited in an escrow account as secured funding towards the purchase of a senior note. Cash on deposit held in escrow is in a separate account with an agent bank, and is reflected in the Statement of Assets and Liabilities.

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TEMPLETON EMERGING MARKETS INCOME FUND

NOTES TO FINANCIAL STATEMENTS

1.    Organization and Significant Accounting

Policies (continued)

f.    Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g.    Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

h.    Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i.    Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund, enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2.    Shares of Beneficial Interest

At December 31, 2017, there were an unlimited number of shares authorized (without par value). During the years ended December 31, 2017, December 31, 2016 and August 31, 2016, there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

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NOTES TO FINANCIAL STATEMENTS

Under the Board approved open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Since the inception of the program, the Fund has repurchased a total of 610,500 shares. During the years ended December 31, 2017, December 31, 2016 and August 31, 2016, there were no shares repurchased.

3.    Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

a.    Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $1 billion
0.980%	Over $1 billion, up to and including $5 billion
0.960%	Over $5 billion, up to and including $10 billion
0.940%	Over $10 billion, up to and including $15 billion
0.920%	Over $15 billion, up to and including $20 billion
0.900%	In excess of $20 billion

For the year ended December 31, 2017, the gross effective investment management fee rate was 1.000% of the Fund’s average daily net assets.

b.    Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.    Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to September 1, 2013, the waiver was accounted for as a reduction to management fees. During the year ended December 31, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.89%	55,377,072	178,222,932	(200,866,650)	32,733,354	$32,733,354	$346,207	$ —	$ —

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TEMPLETON EMERGING MARKETS INCOME FUND

NOTES TO FINANCIAL STATEMENTS

4.    Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5.    Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2017, the Fund had long-term capital loss carryforwards of $1,594,728.

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At December 31, 2017, the Fund deferred late-year ordinary losses of $5,730,647.

The tax character of distributions paid during the years ended December 31, 2017, December 31, 2016 and August 31, 2016, was as follows:

	December 31,		August 31,
	2017	2016	2016
Distributions paid from:
Ordinary income	$29,797,418	$6,585,140	$19,203,610
Long term capital gain	—	986,442	1,042,123

	$29,797,418	$7,571,582	$20,245,733

Return of capital	—	11,627,785	19,199,367

	$29,797,418	$19,199,367	$39,445,100

At December 31, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$598,593,460

Unrealized appreciation	$45,601,336
Unrealized depreciation	(73,216,564)

Net unrealized appreciation (depreciation)	$(27,615,228)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, foreign currency transactions, bond discounts and premiums and swaps.

6.    Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2017, aggregated $118,685,554 and $67,783,551, respectively.

7.    Credit Risk

At December 31, 2017, the Fund had 81.5% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

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TEMPLETON EMERGING MARKETS INCOME FUND

NOTES TO FINANCIAL STATEMENTS

8.    Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9.    Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2017, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares/ Warrants		Issuer	Acquisition Date	Cost	Value
4,375		Edcon Holdings Ltd., F wts., 2/20/49	11/27/15	$ 46	$ —
78,291,411		Edcon Holdings Ltd., F1 wts., 2/20/49	11/27/15	829,537	—
6,340,039		Edcon Holdings Ltd., F2 wts., 2/20/49	11/27/15	67,176	—
93,760,463		Holdco 2, A	5/10/11 - 2/01/17	538,947	75,782
161,018,517		Holdco 2, B	5/10/11 - 2/01/17	119,550	130,143
7,106,278		K2016470219 South Africa Ltd., senior secured note, 144A,
		PIK, 3.00%, 12/31/22	2/01/17 - 12/29/17	9,751,514	106,594
2,027,735	EUR	K2016470219 South Africa Ltd., senior secured note, 144A,
		PIK, 8.00%, 12/31/22	2/01/17 - 12/29/17	1,158,438	12,165
21,399,252		K2016470260 South Africa Ltd., senior secured note, 144A,
		PIK, 25.00%, 12/31/22	2/01/17 - 12/29/17	23,033,874	16,477,424
4,000,000		Platinum Group Metals Ltd., cvt., 144A, 6.875%, 7/01/22	6/28/17	4,000,000	3,274,479
14,011,200		Reventazon Finance Trust, secured bond, first lien, 144A, 8.00%, 11/15/33.	12/18/13	14,011,200	15,489,398

		Total Restricted Securities (Value is 5.8% of Net Assets)		$53,510,282	$35,565,985

10.    Other Derivative Information

At December 31, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Variation margin on centrally cleared swap contracts	$—	Variation margin on centrally cleared swap contracts	$3,067,870	[a]

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	5,129,661	Unrealized depreciation on OTC forward exchange contracts	2,271,075

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TEMPLETON EMERGING MARKETS INCOME FUND

NOTES TO FINANCIAL STATEMENTS

10.   Other Derivative Information (continued)

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Value recovery instruments	Investments in securities, at value	5,620,981	[b]		—

Totals		$10,750,642			$5,338,945

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bVRI are included in investments in securities, at value in the Statement of Assets and Liabilities.

For the year ended December 31, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Interest rate contracts	Swap contracts	$(1,662,979)	Swap contracts	$ (402,152)

Foreign exchange contracts	Forward exchange contracts	2,633,917	Forward exchange contracts	(2,430,598)

Value recovery instruments	Investments	—	Investments	2,544,446	[a]

Totals		$ 970,938		$ (288,304)

aVRI are included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2017, the average month end notional amount of swap contracts represented $155,810,769. The average month end contract value and fair value of forward exchange contracts and VRI was $207,395,193 and $4,387,766, respectively.

At December 31, 2017, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]

Derivatives
Forward exchange contracts	$5,129,661	$2,271,075

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

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TEMPLETON EMERGING MARKETS INCOME FUND

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a]	Cash Collateral Received[b]	Net Amount (Not less than zero)
Counterparty
BOFA	$ —	$ —	$ —	$ —	$ —
BZWS	—	—	—	—	—
CITI	—	—	—	—	—
DBAB	848,867	(229,956)	—	(618,911)	—
GSCO	—	—	—	—	—
HSBK	3,707,905	(100,604)	(2,060,906)	—	1,546,395
JPHQ	257,753	(257,753)	—	—	—
MSCO	—	—	—	—	—
SCNY	315,136	(24,258)	—	(290,878)	—
UBSW	—	—	—	—	—

Total	$5,129,661	$(612,571)	$(2,060,906)	$(909,789)	$1,546,395

At December 31, 2017, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[b]	Net Amount (Not less than zero)
Counterparty
BOFA	$ 94,340	$ —	$ —	$ —	$ 94,340
BZWS	11,452	—	—	—	11,452
CITI	412,030	—	—	(270,000)	142,030
DBAB	229,956	(229,956)	—	—	—
GSCO	648,317	—	—	(648,317)	—
HSBK	100,604	(100,604)	—	—	—
JPHQ	633,007	(257,753)	—	—	375,254
MSCO	19,630	—	—	—	19,630
SCNY	24,258	(24,258)	—	—	—
UBSW	97,481	—	—	—	97,481

Total	$2,271,075	$(612,571)	$ —	$(918,317)	$740,187

aAt December 31, 2017 the Fund received United Kingdom Treasury Bonds as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 30.

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TEMPLETON EMERGING MARKETS INCOME FUND

NOTES TO FINANCIAL STATEMENTS

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Mexico	$14,293	$—	$—	[c]	$14,293
South Africa	—	—	205,925	[c]	205,925
Convertible Bonds	—	—	3,274,479		3,274,479
Foreign Government and Agency Securities	—	441,924,926	—		441,924,926
Quasi-Sovereign and Corporate Bonds:
Costa Rica	—	—	15,489,398		15,489,398
South Africa	—	16,584,018	12,165		16,596,183
All Other Quasi-Sovereign and Corporate Bonds	—	43,797,851	—		43,797,851
Short Term Investments	32,733,354	16,040,028	—		48,773,382

Total Investments in Securities	$32,747,647	$518,346,823	$18,981,967		$570,076,437

Other Financial Instruments:
Forward Exchange Contracts	$—	$5,129,661	$—		$5,129,661

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$2,271,075	$—		$2,271,075
Swap Contracts	—	3,067,870	—		3,067,870

Total Other Financial Instruments	$—	$5,338,945	$—		$5,338,945

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common stocks and other equity investments.

cIncludes securities determined to have no value at December 31, 2017.

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TEMPLETON EMERGING MARKETS INCOME FUND

NOTES TO FINANCIAL STATEMENTS

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year. At December 31, 2017, the reconciliation of assets, is as follows:

	Balance at Beginning of Year	Purchases	Sales	Transfer Into Level 3[a]	Transfer Out of Level 3	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Year		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End
Assets:
Investments in Securities:
Equity Investments[b]
South Africa	$ — [c]	$ —	$ —	$189,164	$—	$—	$—	$ 16,761	$ 205,925	[c]	$ 16,761
Convertible Bonds	—	4,000,000	—	—	—	—	—	(725,521)	3,274,479		(725,521)
Quasi-Sovereign and Corporate Bonds
Costa Rica	14,472,994	—	(388,800)	—	—	—	—	1,405,204	15,489,398		1,407,176
South Africa	—	—	—	12,165	—	—	—	—	12,165		—

Total	$14,472,994	$4,000,000	$(388,800)	$201,329	$—	$—	$—	$ 696,444	$18,981,967		$ 698,416

aThe investments were transferred into Level 3 as a result of the unavailability of a quoted market price in an active market for identical securities and other significant observable valuation inputs. May include amounts related to a corporate action.

bIncludes common stocks and other equity investments.

cIncludes securities determined to have no value.

Significant unobservable valuation inputs for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2017, are as follows:

Description	Fair Value at End of Year	Valuation Technique	Unobservable Inputs	Amount	Impact to Fair Value if Input Increases[a]
Assets:
Investments in Securities:
Convertible Bonds	$ 3,274,479	Binomial convertible bond model	Discount for lack of marketability	13.0%	Decrease[b]
			Risk premium	12.0%	Decrease
			Historical volatility	78.3%	Decrease
Quasi-Sovereign and Corporate Bonds
Costa Rica	15,489,398	Discounted cash flow model	Discount rate[c]	6.5%	Decrease[d]
All other investments[e]	218,090
Total	$18,981,967

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bRepresents a significant impact to fair value but not net assets.

cThe discount rate is comprised of the risk-free rate, the 10-year Costa Rican CDS curve, and an incremental credit spread that combines with the first two components to arrive at an 8% yield on issue date for an 8% coupon bond issued at par.

dRepresents a significant impact to fair value and net assets.

eIncludes fair value of immaterial investments developed using various valuation techniques and unobservable inputs. May also include investments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are also unobservable.

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TEMPLETON EMERGING MARKETS INCOME FUND

NOTES TO FINANCIAL STATEMENTS

12.    Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America Corp.	ARS	Argentine Peso	GDP	Gross Domestic Product
BZWS	Barclays Bank PLC	BRL	Brazilian Real	LIBOR	London InterBank Offered Rate
CITI	Citigroup, Inc.	COP	Colombian Peso	PIK	Payment-In-Kind
DBAB	Deutsche Bank AG	EGP	Egyptian Pound	VRI	Value Recovery Instruments
GSCO	The Goldman Sachs Group, Inc.	EUR	Euro
HSBK	HSBC Bank PLC	GHS	Ghanaian Cedi
JPHQ	JP Morgan Chase & Co.	IDR	Indonesian Rupiah
MSCO	Morgan Stanley	INR	Indian Rupee
SCNY	Standard Chartered Bank	MXN	Mexican Peso
UBSW	UBS AG	USD	United States Dollar
		ZAR	South African Rand

30	Annual Report	franklintempleton.com

TEMPLETON EMERGING MARKETS INCOME FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Emerging Markets Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Emerging Markets Income Fund (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for the year ended December 31, 2017, the period September 1, 2016 through December 31, 2016, and the year ended August 31, 2016, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year ended December 31, 2017, the changes in its net assets for the year ended December 31, 2017, the period September 1, 2016 through December 31, 2016, and the year ended August 31, 2016, and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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TEMPLETON EMERGING MARKETS INCOME FUND

Tax Information (unaudited)

At December 31, 2016, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code (Code). This written statement will allow shareholders of record on March 29, 2017, to treat their proportionate share of foreign taxes paid by the Funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income, and foreign source qualified dividends as reported by the Fund, to shareholders of record.

Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share

$0.0042	$0.1663	$ —

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2018, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2017. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2017 individual income tax returns.

At December 31, 2017, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the first distribution in 2018, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

1. Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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TEMPLETON EMERGING MARKETS INCOME FUND

Annual Meeting of Shareholders, March 1, 2017 (unaudited)

The Annual Meeting of Shareholders of Templeton Emerging Markets Income Fund (the “Fund”) was held at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida, on March 1, 2017. The purpose of the meeting was to elect five Trustees of the Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2017. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Harris J. Ashton, Mary C. Choksi, Edith E. Holiday, J. Michael Luttig and Constantine D. Tseretopoulos.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2017. No other business was transacted at the meeting with respect to the Fund.

The results of the voting at the Annual Meeting are as follows:

1. Election of five Trustees:

Term Expiring 2020	For	% of Outstanding Shares	% of Shares Present	Withheld	% of Outstanding Shares	% of Shares Present

Harris J. Ashton	40,776,838	84.95%	96.60%	1,436,670	2.99%	3.40%

Edith E. Holiday	40,993,828	85.41%	97.11%	1,219,680	2.54%	2.89%

J. Michael Luttig	41,070,883	85.57%	97.29%	1,142,625	2.38%	2.71%

Constantine D. Tseretopoulos	40,939,253	85.29%	96.98%	1,274,255	2.65%	3.02%

Term Expiring 2019	For	% of Outstanding Shares	% of Shares Present	Withheld	% of Outstanding Shares	% of Shares Present

Mary C. Choksi	41,066,814	85.56%	97.28%	1,146,694	2.39%	2.72%

There were no broker non-votes received with respect to this item.

2. Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2017:

	Shares Voted	% of Outstanding Shares	% of Shares Present

For	41,328,894	86.10%	97.90%

Against	540,714	1.13%	1.28%

Abstain	343,896	0.72%	0.81%

* Ann Torre Bates, Gregory E. Johnson, Rupert H. Johnson, Jr., David W. Niemiec, Larry D. Thompson and Robert E. Wade are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

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TEMPLETON EMERGING MARKETS INCOME FUND

Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:

If shares of the Fund are held in the shareholder’s name, the shareholder will automatically be a participant in the Plan unless the shareholder elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in “street name”), the broker-dealer or nominee will elect to participate in the Plan on the shareholder’s behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

To receive dividends or distributions in cash, the shareholder must notify American Stock Transfer and Trust Company, LLC (the “Plan Administrator”) at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or the institution in whose name the shares are held. The Plan Administrator must receive written notice ten business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to American Stock Transfer and Trust Company, LLC and sent to American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attention: Templeton Emerging Markets Income Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund’s shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant’s shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at current market price and send a check to the participant for the net proceeds.

For more information, please see the Plan’s Terms and Conditions located at the back of this report.

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TEMPLETON EMERGING MARKETS INCOME FUND

Transfer Agent

American Stock Transfer and Trust Company, LLC

P.O. Box 922,Wall Street Station

New York, NY 1029-0560

(800) 416-5585

www.astfinancial.com

Direct Deposit Service for Registered Shareholders

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.astfinancial.com or dial (800) 416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.

Direct Registration

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at American Stock Transfer and Trust Company, LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact American Stock Transfer and Trust Company, LLC at (800) 416-5585

Shareholder Information

Shares of Templeton Emerging Markets Income Fund are traded on the New York Stock Exchange under the symbol “TEI.” Information about the net asset value and the market price is available at franklintempleton.com.

For current information about dividends and shareholder accounts, call (800) 416-5585. Registered shareholders can access their Fund account on-line. For information go to American Stock Transfer and Trust Company, LLC’s web site at www.astfinancial.com and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list, by writing Templeton Emerging Markets Income Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL, 33733-8030.

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TEMPLETON EMERGING MARKETS INCOME FUND

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1992	139	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2008	40

Ares Capital Corporation (specialty

finance company) (2010-present),

United Natural Foods, Inc. (distributor

of natural, organic and specialty foods)

(2013-present), Allied Capital

Corporation (financial services)

(2003-2010), SLM Corporation (Sallie

Mae) (1997-2014) and Navient

Corporation (loan management,

servicing and asset recovery)

(2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Mary C. Choksi (1950) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2016	139

Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Trustee	Trustee since 1996 and Lead Independent Trustee since 2007	139

Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).

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TEMPLETON EMERGING MARKETS INCOME FUND

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	139	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	40	Hess Midstream Partners LO (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	139	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1990	26	None

Principal Occupation During at Least the Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2007	40	El Oro Ltd (investments) (2003-present).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

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TEMPLETON EMERGING MARKETS INCOME FUND

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	153	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board and Trustee since 2013 Vice President since 1996	139	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer and Chief Accounting Officer and Treasurer	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 17 of the investment companies in Franklin Templeton Investments.

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TEMPLETON EMERGING MARKETS INCOME FUND

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer - Investment Management	Since 2010	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 21 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

franklintempleton.com	Annual Report	39

TEMPLETON EMERGING MARKETS INCOME FUND

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Secretary and Vice President	Secretary since 2013 and Vice President since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the US Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable US Securities and Exchange Commission Rules and Releases or the listing standards applicable to the Fund.

40	Annual Report	franklintempleton.com

TEMPLETON EMERGING MARKETS INCOME FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

franklintempleton.com	Annual Report	41

TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

1. Each holder of shares (a “Shareholder”) in Templeton Emerging Markets Income Fund (the “Fund”) whose Fund shares are registered in his or her own name will automatically be a participant in the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), unless any such Shareholder specifically elects in writing to receive all dividends and capital gains in cash, paid by check, mailed directly to the Shareholder. A Shareholder whose shares are registered in the name of a broker-dealer or other nominee (the “Nominee”) will be a participant if (a) such a service is provided by the Nominee and (b) the Nominee makes an election on behalf of the Shareholder to participate in the Plan. Nominees intend to make such an election on behalf of Shareholders whose shares are registered in their names, as Nominee, unless a Shareholder specifically instructs his or her Nominee to pay dividends and capital gains in cash. American Stock Transfer and Trust Company, LLC (“AST”) will act as Plan Administrator and will open an account for each participating shareholder (“participant”) under the Plan in the same name as that in which the participant’s present shares are registered.

2. Whenever the Fund declares a distribution from capital gains or an income dividend payable in either cash or shares of the Fund (“Fund shares”), if the market price per share on the valuation date equals or exceeds the net asset value per share, participants will receive such dividend or distribution entirely in Fund shares, and AST shall automatically receive such Fund shares for participant accounts including aggregate fractions. The number of additional Fund shares to be credited to participant accounts shall be determined by dividing the equivalent dollar amount of the capital gains distribution or dividend payable to participants by the Fund’s net asset value per share of the Fund shares on the valuation date, provided that the Fund shall not issue such shares at a price lower than 95% of the current market price per share. The valuation date will be the payable date for such distribution or dividend.

3. Whenever the Fund declares a distribution from capital gains or an income dividend payable only in cash, or if the Fund’s net asset value per share exceeds the market price per share on the valuation date, AST shall apply the amount of such dividend or distribution payable to participants to the purchase of Fund shares on the open market (less their pro rata share of trading fees incurred with respect to open market purchases in connection with the reinvestment of such dividend or distribution). If, before AST has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by AST may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value per share. Such purchases will be made promptly after the payable date for such dividend or distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of the Federal securities laws.

4. A participant has the option of submitting additional payments to AST, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments may be made electronically through www.astfinancial.com or by check payable to “American Stock Transfer and Trust Company, LLC” and sent to American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attention: Templeton Emerging Markets Income Fund. AST shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market, as discussed below in paragraph 6. AST shall make such purchases promptly on approximately the 15th of each month or, during a month in which a dividend or distribution is paid, beginning on the dividend payment date, and in no event more than 30 days after receipt, except where necessary to comply with provisions of Federal securities law. Any voluntary payment received less than two business days before an investment date shall be invested during the following month unless there are more than 30 days until the next investment date, in which case such payment will be returned to the participant. AST shall return to the participant his or her entire voluntary cash payment upon written notice of withdrawal received by AST not less than 48 hours before such payment is to be invested. Such written notice shall be sent to AST by the participant, as discussed below in paragraph 14.

5. For all purposes of the Plan: (a) the market price of the Fund’s shares on a particular date shall be the last sale price on the New York Stock Exchange on that date if a business day and if not, on the preceding business day, or if there is no sale on such Exchange on such date, then the mean between the closing bid and asked quotations for such shares on such Exchange on such date, and (b) net asset value per share of the Fund’s shares on a particular date shall be as determined by or on behalf of the Fund.

6. Open market purchases provided for above may be made on any securities exchange where Fund shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as AST shall determine. Participant funds held by AST uninvested will not bear interest, and it is understood that, in any event, AST shall have no liability in connection with any inability to purchase Fund shares within 30 business days after the payable date for any dividend or distribution as herein provided, or with the timing of any purchases effected. AST shall have no responsibility as to the value of the Fund shares acquired for participant accounts. For the purposes of purchases in the open market, AST may aggregate purchases with those of other participants, and the average price (including trading fees) of all shares purchased by AST shall be the price per share allocable to all participants.

7. AST will hold shares acquired pursuant to this Plan, together with the shares of other participants acquired pursuant to this Plan, in its name or that of its nominee. AST will forward to participants any proxy solicitation material and will vote any shares so held for participants only in accordance with the proxies returned by participants to the Fund. Upon written request, AST will deliver to participants, without charge, a certificate or certificates for all or a portion of the full shares held by AST.

8. AST will confirm to participants each acquisition made for an account as soon as practicable but not later than 60 business days after the date thereof. AST will send to participants a detailed account statement showing total dividends and distributions, date of investment, shares acquired and price per share, and total shares of record for the account. Although participants may from time to time have an undivided fractional interest (computed to three decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to participant accounts. In the event of termination of an account under the Plan, AST will adjust for any such undivided fractional interest in cash at the market price of the Fund’s shares on the date of termination.

9. Any share dividends or split shares distributed by the Fund on shares held by AST for participants will be credited to participant accounts. In the event that the Fund makes available to its shareholders transferable rights to purchase additional Fund shares or other securities, AST will sell such rights and apply the proceeds of the sale to the purchase of additional Fund shares for the participant accounts. The shares held for participants under the Plan will be added to underlying shares held by participants in calculating the number of rights to be issued.

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TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

10. AST’s service charge for capital gains or income dividend purchases will be paid by the Fund when shares are issued by the Fund or purchased on the open market. AST will deduct a $5.00 service charge from each voluntary cash payment. Participants will be charged a pro rata share of trading fees on all open market purchases.

11. Participants may withdraw shares from such participant’s account or terminate their participation under the Plan by notifying AST in writing. Such withdrawal or termination will be effective immediately if notice is received by AST not less than ten days prior to any dividend or distribution record date; otherwise such withdrawal or termination will be effective after the investment of any current dividend or distribution or voluntary cash payment. The Plan may be terminated by AST or the Fund upon 90 days’ notice in writing mailed to participants. Upon any withdrawal or termination, AST will cause a certificate or certificates for the full shares held by AST for participants and cash adjustment for any fractional shares (valued at the market value of the shares at the time of withdrawal or termination) to be delivered to participants, less any trading fees. Alternatively, a participant may elect by written notice to AST to have AST sell part or all of the shares held for him and to remit the proceeds to him. AST is authorized to deduct a $15.00 service charge and a trading fee of $0.12 per share for this transaction from the proceeds. If a participant disposes of all shares registered in his name on the books of the Fund, AST may, at its option, terminate the participant’s account or determine from the participant whether he wishes to continue his participation in the Plan.

12. These terms and conditions may be amended or supplemented by AST or the Fund at any time or times, except when necessary or appropriate to comply with applicable law or the rules or policies of the U.S. Securities and Exchange Commission or any other regulatory authority, only by mailing to participants appropriate written notice at least 90 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by participants unless, prior to the effective date thereof, AST receives written notice of the termination of a participant account under the Plan. Any such amendment may include an appointment by AST in its place and stead of a successor Plan Administrator under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by AST under these terms and conditions. Upon any such appointment of a Plan Administrator for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Administrator, for a participant’s account, all dividends and distributions payable on Fund shares held in a participant’s name or under the Plan for retention or application by such successor Plan Administrator as provided in these terms and conditions.

13. AST shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but shall assume no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by AST’s negligence, bad faith or willful misconduct or that of its employees.

14. Any notice, instruction, request or election which by any provision of the Plan is required or permitted to be given or made by the participant to AST shall be in writing addressed to American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or www.astfinancial.com or such other address as AST shall furnish to the participant, and shall have been deemed to be given or made when received by AST.

15. Any notice or other communication which by any provision of the Plan is required to be given by AST to the participant shall be in writing and shall be deemed to have been sufficiently given for all purposes by being deposited postage prepaid in a post office letter box addressed to the participant at his or her address as it shall last appear on AST’s records. The participant agrees to notify AST promptly of any change of address.

16. These terms and conditions shall be governed by and construed in accordance with the laws of the State of New York and the rules and regulations of the U.S. Securities and Exchange Commission, as they may be amended from time to time.

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Annual Report

Templeton Emerging Markets Income Fund

Investment Manager

Franklin Advisers, Inc.

Transfer Agent

American Stock Transfer & Trust Co., LLC

6201 15th Avenue

Brooklyn, NY 11219

Toll Free Number: (800) 416-5585

Hearing Impaired Number: (866) 703-9077

International Phone Number: (718) 921-8124

www.astfinancial.com

Fund Information

(800) DIAL BEN® / 342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	TLTEI A 02/18

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a) (1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is David W. Niemiec and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $54,592 for the fiscal year ended December 31, 2017 and $42,070 for the fiscal year ended December 31, 2016.

(b)	Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)	Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)	All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a) - (c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a) - (c) of Item 4.

(e)	(1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)    pre-approval of all audit and audit related services;

(ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)    pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e)	(2) None of the services provided to the registrant described in paragraphs

(b) – (d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)	No disclosures are required by this Item 4(f).

(g)     There were no non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant.

(h)     The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are: Ann Torre Bates, J. Michael Luttig, David W. Niemiec and Constantine D. Tseretopoulos.

Item 6. Schedule of Investments.                     N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies of equity securities, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan-Jones Proxy Services (Egan-Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a Proxy Service) are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager’s ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. For most proxy proposals, the investment manager’s evaluation should result in the same position being taken for all Funds. In some cases, however, the evaluation may result in a Fund voting differently, depending upon the nature and objective of the Fund, the composition of its portfolio and other factors. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund’s board or a committee of the board with the investment manager’s recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service and relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund’s board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances:     (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with issuers. The investment manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The investment manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The investment manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

Investment manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis.

Board of directors. The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager supports boards with strong risk management oversight. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure. The investment manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and social issues. The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.

In the investment manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance matters. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy access. In cases where the investment manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the investment manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager’s proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the investment manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the investment manager’s intended vote is not correctly submitted; (ix) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some non-U.S. jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Procedures for meetings involving fixed income securities. From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the investment manager for each Fund involved. If the Proxy Group does not receive voting instructions from the investment manager, the Proxy Group will take no action on the event. The investment manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the investment manager may nonetheless vote as it deems in the best interests of the Fund. The investment manager will report such decisions on an annual basis to the Fund board as may be required.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1)   As of February 26, 2017, the portfolio manager of the Fund is as follows:

MICHAEL HASENSTAB, Ph.D., Senior Vice President of Franklin Advisers, Inc.

Dr. Hasenstab has been a portfolio manager of the Fund since 2002. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He first joined Franklin Templeton Investments in 1995, rejoining again in 2001 after a three-year leave to obtain his PH.D.

(a) (2)   This section reflects information about the portfolio managers as of the fiscal year ended December 31, 2017.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies Managed (x $1 million)	Number of Other Pooled Investment Vehicles Managed[1]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[1]	Number of Other Accounts Managed[1]	Assets of Other Accounts Managed (x $1 million)[1]
Michael Hasenstab	18	53,964.9	43[2]	68,860.9	19[2]	5,772.4

1.	The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.
2.	Dr. Hasenstab manages a Pooled Investment Vehicle and Other Accounts with $10,282.8 in total assets with a performance fee.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance-based compensation (as noted, in the chart above, if any). This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics, which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation. The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•	Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•	Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund shares. The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by the portfolio manager (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Michael Hasenstab	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.             N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.  Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON EMERGING MARKETS INCOME FUND

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date: February 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date: February 26, 2018

By	/s/ ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer

Date: February 26, 2018